U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 30, 2003


                        THIRD MILLENNIUM INDUSTRIES, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     000-49722               87-0671807
-------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

       4933 East Highway 60
         Rogersville, MO                                   65742
 -------------------------------                         ----------
 (Address of Principal Executive                         (Zip Code)
             Offices)

                                 (417) 890-6556
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                              X-NET SERVICES CORP.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

         On October 30, 2003, X-Net Services Corp. (the "Registrant") filed Articles of Merger with the Nevada Secretary of State pursuant to which Third Millennium Industries, Inc., a wholly-owned subsidiary of the Registrant, was merged with and into the Registrant, with the Registrant continuing as the surviving corporation. In connection with the merger, the name of the Registrant was changed from "X-Net Services Corp." to "Third Millennium Industries, Inc." As a result of the name change, the trading symbol for the Registrant's common stock on the OTC Bulletin Board was changed from "XNSV" to "TMLL" effective on or about November 6, 2003.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

The following documents are included as exhibits to this report:

Exhibit  SEC Ref.
 No.       No.     Title of Document                                Location
-------  -------   -----------------                                --------

3.1        3      Articles of Merger of Third Millennium           This Filing
                  Industries, Inc. with and into X-Net Services
                  Corp., dated as of October 29, 2003


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Third Millennium Industries, Inc.


Dated: November 10, 2003                       By /s/ Dennis K. DePriest
                                                 -------------------------------
                                                  Dennis K. DePriest
                                                  President

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